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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports included in this annual report on Form 10-K into Data Critical's previously filed registration statement on Form S-8 (No. 333-32894).

                                        /s/ Arthur Andersen LLP

Seattle, Washington
March 30, 2001